                                                                    Exhibit 10.2




================================================================================

                          TECHNOLOGY LICENSE AGREEMENT


                                 By and Between


                        TECHNICAL CONSUMER PRODUCTS, INC.


                                       and


             SHANGHAI ZHEN XIN ELECTRONIC ENGINEERING CO., LTD. And
            SHANGHAI JENSING ELECTRON ELECTRICAL EQUIPMENT CO., LTD.













                          ----------------------------


                          Dated as of December 12, 2001

                          ----------------------------



================================================================================

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                                TABLE OF CONTENTS
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                                                                                        ----




ARTICLE I.       DEFINITIONS ..........................................................1

         Section 1.1       Other Capitalized Terms.....................................1

ARTICLE II.      LICENSES GRANTED......................................................3

         Section 2.1       Grant of License............................................3

         Section 2.2       Reservation of Rights.......................................3

ARTICLE III.     OWNERSHIP.............................................................3

         Section 3.1       Licensed Technology.........................................3

         Section 3.2       Improvements................................................3

ARTICLE IV.      CONFIDENTIALITY AND PROTECTION OF PROPRIETARY RIGHTS..................4

         Section 4.1       Confidential Treatment......................................4

         Section 4.2       Permitted Disclosure........................................4

         Section 4.3       Compelled Disclosure........................................4

ARTICLE V.       TERM AND TERMINATION..................................................4

         Section 5.1       Term........................................................4

         Section 5.2       Termination.................................................5

         Section 5.3       Effect of Termination.......................................5

ARTICLE VI.      REPRESENTATIONS AND INDEMNIFICATION...................................6

         Section 6.1       Representations.............................................6

         Section 6.2       Indemnification by Licensees................................7

         Section 6.3       Indemnification by Licensor.................................7

         Section 6.4       Limitation on Indemnity.....................................8

         Section 6.5       Indemnification Procedures..................................8

         Section 6.6       Disclaimer of Warranty......................................9

         Section 6.7       Limitation of Liability.....................................9

ARTICLE VII.     RELATIONSHIP OF THE PARTIES..........................................10

ARTICLE VIII.    MISCELLANEOUS........................................................10

         Section 8.1       Notices....................................................10

         Section 8.2       Assignment.................................................11

         Section 8.3       Governing Law..............................................11


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                               TABLE OF CONTENTS
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                                  (CONTINUED)
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
                                                                                     PAGE
                                                                                     ----

         Section 8.4       Arbitration................................................11

         Section 8.5       Waiver.....................................................12

         Section 8.6       Amendments.................................................12

         Section 8.7       Force Majeure..............................................13

         Section 8.8       Severability...............................................13

         Section 8.9       Headings...................................................13

         Section 8.10      Counterparts and Facsimile.................................13

         Section 8.11      Translation................................................14

EXHIBIT A             Licensed Technology..............................................1

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                                      -ii-

                          TECHNOLOGY LICENSE AGREEMENT


     THIS TECHNOLOGY LICENSE AGREEMENT (this "AGREEMENT") dated as of December 12, 2001, is made and entered into by and between Technical Consumer Products, Inc., presently having its principal place of business at 300 Lena Drive, Aurora, Ohio, United States ("LICENSOR"); and Shanghai Zhen Xin Electronic Engineering Co., Ltd., and Shanghai Jensing Electron Electrical Equipment Co., Ltd., presently having their principal places of business at No. 61 Kai Jiang Road, East, Si Jing, Song Jiang, Shanghai 201601 PRC (jointly and severally, "LICENSEES" and each individually a "LICENSEE") (Licensor and Licensees are hereinafter collectively referred to as the "PARTIES" and individually as a "PARTY").

                                    RECITALS
                                    --------

         WHEREAS, Licensor is in the business of designing, developing and marketing energy efficient lighting products;

         WHEREAS, Licensor is the registered owner of certain patents and possesses certain proprietary information, processes, special techniques, know-how, trade secrets and other relevant proprietary manufacturing and management technology and experience with respect to lighting products;

         WHEREAS, prior to the date hereof, Licensees have been manufacturing for, and supplying products and/or services to, Licensor and its predecessors and Licensor has been providing proprietary information and technologies to Licensees to facilitate Licensees' manufacture of products for Licensor; and

         WHEREAS, to memorialize the relationship between Licensor and Licensees that has developed over the years and to set forth the terms of the continuing relationship between Licensor and Licensees, Licensor and Licensee desire to enter into this Agreement to provide Licensees will continue to manufacture and package lighting products exclusively for Licensor, and provide certain other services pursuant to the terms of this Agreement;

         NOW, THEREFORE, in consideration of the recitals and the mutual covenants of this Agreement, the parties agree as follows:

                                   AGREEMENTS
                                   ----------

                                   ARTICLE I
                                   DEFINITIONS

         SECTION 1.1 OTHER CAPITALIZED TERMS. Except as otherwise defined herein, initial capitalized terms used herein will have the following meanings:

         "AFFILIATE" means, with respect to any Person, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.

         "CHINA" or "PRC" means the People's Republic of China.

         "CONFIDENTIAL INFORMATION" means any and all information that is not generally known to the public or that would constitute a trade secret under the laws of the State of Ohio and that is (i) disclosed to or otherwise obtained by any Licensee, whether disclosure is made in writing, by samples, orally, visually or otherwise, in connection with this Agreement regardless of whether provided under this Agreement or provided prior to the execution of this Agreement, or (ii) that is developed by a Licensee or Licensor under, or in connection with the matters contemplated by, this Agreement, including, without limitation (A) the Licensed Technology, (B) know-how, prototypes, drawings, manuals, and software programs, (C) Improvements (excluding Jointly Owned Technology (as defined in SECTION 3.1)), (D) technical information pertaining to development work, manufacturing processes, dimensions, clearances, tolerances, specifications, or materials, (E) operational and performance information and data, (F) business information pertaining to marketing, pricing, profits, operating costs, sales information, vendors, customers, employees, forecasts, accounting records and research and development costs, and (G) such other information with respect to a Product as is provided to a Licensee to enable a Licensee to understand the use, nature, operation, performance, maintenance, sale, marketability and profitability of a Product. Notwithstanding the foregoing, Confidential Information does not include (i) any information that was publicly available at the time of disclosure, (ii) any information that became publicly available after disclosure through no fault of a Licensee, or
(iii) with respect to information that is disclosed to or otherwise obtained by Licensees, either directly or indirectly, any information that was (y) in Licensees' possession prior to disclosure, and was not the subject of an earlier confidential relationship or (z) rightfully acquired by a Licensee from a third party who was lawfully in possession of such information and was under no obligation to maintain its confidentiality.

         "EFFECTIVE DATE" means the effective date of this Agreement, which date shall be the date on which this Agreement is registered by the relevant Examination and Approval Authority.

         "EXAMINATION AND APPROVAL AUTHORITY" means the Ministry of Foreign Trade and Economic Cooperation ("MOFTEC"), or its relevant local division or any successor government institution or agency empowered to register this Agreement and any amendments, supplements, modifications or termination hereof.

         "IMPROVEMENTS" means any and all enhancements, modifications, additions, edits, translations, abridgments, condensations, improvements, updates, adaptations, revisions, or changes to the Licensed Technology and/or Products that are developed after the Effective Date.

         "LICENSED TECHNOLOGY" means the technical information associated with those patents and patent applications listed in EXHIBIT A attached hereto and any divisions, continuations, renewals, reissues, and extension thereof, any counterparts in the Territory to the patents and applications listed in EXHIBIT A and the technical information associated with such foreign counterparts, as well as all Improvements and other Technology owned by Licensor or of which Licensor has a right to use, either existing upon the Effective Date or hereafter acquired or developed by Licensor, that Licensor may disclose to a Licensee from time to time.

         "PERSON" means an individual, partnership, limited liability company, corporation, joint stock company, unincorporated organization or association, trust or joint venture, or a governmental agency or political subdivision thereof.

         "PRODUCT(S)" means the products produced or capable of being produced for Licensor from time to time by Licensees or Licensees' permitted contractor using the Licensed Technology.

         "TECHNOLOGY" means all proprietary ideas, formulae, compositions, technology and know-how, moral rights, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, technical data or information related to lighting products and accessories, and all copies and tangible embodiments thereof and intellectual property rights therein, including, without limitation, all patents and patent applications, including any and all extensions, reissues, divisions, continuations and continuations-in-part with respect to any of the foregoing anywhere in the world, product specifications, software programs, data and related documentation, all copyrightable works in any form or medium now in existence or hereafter created, copyrights and registrations, applications and renewals for any of the foregoing.

         "TERRITORY" means the People's Republic of China.

                                   ARTICLE II
                                LICENSES GRANTED

         SECTION 2.1 GRANT OF LICENSE. Subject to the provisions of this Agreement, Licensor hereby grants to Licensees, free of royalty or license fee, the non-exclusive, non-assignable and non-transferable right to use the Licensed Technology in the Territory for the Term solely for the design, development, manufacture and sale of the Products for sale to, or otherwise at the direction of, Licensor.

         SECTION 2.2 RESERVATION OF RIGHTS. All rights in and to the Licensed Technology not expressly granted in SECTION 2.1 are reserved for Licensor. Without limiting the foregoing, the rights granted to Licensees under SECTION
2.1 do not include the right to grant any sublicenses, nor does the license grant permit Licensee to use or otherwise exploit any Jointly-Owned Technology (as defined herein) in a manner that would use or disclose the Licensed Technology other than as expressly permitted herein.

                                  ARTICLE III
                                    OWNERSHIP

         SECTION 3.1 LICENSED TECHNOLOGY. With the exception of those Improvements described in SECTION 3.2 to be jointly owned by the Licensor and Licensees hereunder (the "JOINTLY OWNED TECHNOLOGY"), Licensor solely owns and retains all right, title, and interest, in and to the Licensed Technology.

         SECTION 3.2 IMPROVEMENTS. Inventorship for Improvements shall be determined in accordance with the patent laws of the U.S. During the Term, each Licensee shall promptly notify Licensor of any Improvement made, acquired or developed by it, whether by Licensee alone or together with the Licensor or the other Licensee, describing in reasonable detail the nature and applications of such Improvement. Each Licensee's representative that is an inventor in accordance with the first sentence of this SECTION 3.2 shall jointly own with Licensor an undivided interest in any such Improvement. It is understood that such joint ownership shall not give any Licensee the right to use the Licensed Technology except as expressly set forth in SECTION 2.1 and that such Licensee shall remain bound to its obligation of confidentiality as set forth in ARTICLE IV in connection with such Licensee's use of any Improvement.

                                   ARTICLE IV
              CONFIDENTIALITY AND PROTECTION OF PROPRIETARY RIGHTS

SECTION 4.1 CONFIDENTIAL TREATMENT. Licensees specifically acknowledge that the Confidential Information, whether or not reduced to writing, derives independent economic value from not being readily known to or ascertainable by proper means by others who can obtain economic value from its disclosure or use. Licensees acknowledge that reasonable efforts have been put forth by Licensor to maintain the secrecy of the Confidential Information. All Confidential Information is and will remain the sole property of Licensor. During the Term and thereafter, Licensee shall keep Confidential Information of Licensor in strict confidence and, except as otherwise permitted in this ARTICLE IV, Licensees shall not directly or indirectly disclose, furnish, disseminate, make available or use such Confidential Information during the Term or thereafter except as is required to manufacture Products for sale to, or otherwise at the direction of, Licensor.

SECTION 4.2 PERMITTED DISCLOSURE. Licensees may disclose the Confidential Information to their employees but only on a basis and to the extent that, in the commercially reasonable judgment of Licensees such disclosure is necessary for them to manufacture Products for sale to, or otherwise at the direction of, Licensor. Licensees will assure that all Persons to whom any information encompassed within or related to the Confidential Information is disclosed will, prior to disclosure, keep such information in strict confidence and not directly or indirectly disclose, furnish, disseminate, make available or use the Confidential Information during or after the term of this Agreement except as is required to perform Licensees' obligations under this Agreement.

SECTION 4.3 COMPELLED DISCLOSURE. If a Licensee is required by law or court order to disclose any Confidential Information, Licensee will (a) notify Licensor in writing as soon as possible, but in no event less than thirty (30) calendar days prior to any such disclosure, (b) cooperate with Licensor to preserve the confidentiality of such information consistent with applicable law, and (c) use its best efforts to limit any such disclosure to the minimum disclosure necessary to comply with such law or court order.

                                   ARTICLE V
                              TERM AND TERMINATION

         SECTION 5.1 TERM. The rights and obligations of the Parties under this Agreement shall commence upon the Effective Date and, unless terminated sooner under SECTION 5.2, shall continue for a period of ten (10) years thereafter ("INITIAL TERM"). The parties may extend the Term of this Agreement beyond the Initial Term (or any subsequent extension thereafter) by mutual agreement and with approval by the relevant Examination and Approval Authority as required. The period of time from the Effective Date through expiration or termination of the Initial Term and any extensions thereafter is the "TERM."

         SECTION 5.2 TERMINATION. This Agreement will terminate upon the earliest of:

               (a) expiration of the Initial Term or any mutually agreed and approved extension thereafter under SECTION 5.1;

               (b) automatically, without notice upon, the institution of voluntary or involuntary proceedings by or against any other Party in bankruptcy, or under any insolvency law, or for corporate reorganization, the appointment of a receiver, or petition for the dissolution of such other Party or an assignment by such other Party for the benefit of creditors;

               (c) upon ninety (90) days prior written notice by any Party, as a result of any governmental actions, determination, decision or directive that significantly impairs the effectiveness of this Agreement, if such action, determination, decision or directive is not overruled, changed or otherwise rescinded within ninety (90) days after receipt of written notice of the intention to terminate this Agreement;

               (d) immediately upon written notice by Licensor, as a result of a material breach of this Agreement by a Licensee that is incapable of being cured or not cured within ninety (90) days after receipt of written notice of the breach from Licensor;

               (e) immediately upon written notice by a Licensee, as a result of a material breach by Licensor of this Agreement that is incapable of being cured or not cured within ninety (90) days after receipt of written notice of the breach from a Licensee; and

               (f)  the mutual written agreement of all of the Parties hereto.

         Notwithstanding anything in this Agreement to the contrary, upon the occurrence of any event giving Licensor the right to terminate this Agreement, Licensor, at its sole election, may terminate this Agreement with respect to one of the Licensees without affecting the rights and obligations of the other Licensee under this Agreement. Further, in the event a Licensee ceases to exist, subject to such Licensees ongoing obligations under this Agreement, this Agreement will terminate with respect to such Licensee without affecting the rights and obligations of the other Licensee under this Agreement. In the event this Agreement terminates with respect to a Licensee but otherwise remains in effect, all references in this Agreement to Licensees will be deemed to be to the remaining Licensee.

         SECTION 5.3 EFFECT OF TERMINATION.

              (a) Any termination of this Agreement, however effected, will not release any Party from its obligations or duties under this Agreement that, by their terms and/or expressed intent, may require performance subsequent to any such termination (including, without limitation, SECTIONS 2.2, 3.2, 4.1, 4.3, 5.3 and ARTICLES 1, 6 and 8), and all
                     provisions of this Agreement that set forth such obligations or duties and such other general or procedural provisions that may be relevant to any attempt to enforce such obligations or duties, will survive any such termination of this Agreement until such obligations or duties have been performed or discharged in full.

              (b) In addition to the foregoing, in the event of termination of this Agreement for any reason, unless otherwise agreed to in writing by the Parties, the Parties will have the following rights and obligations:

                     (i) Licensor may, from time to time, ask that Licensees deliver to Licensor, or its designee, in good order, all materials and supplies provided by Licensor, as well as all Licensor tools and tooling, and any other inventory or other materials used to manufacture or package the Products. Licensees will fulfill Licensor's requests as promptly as practicable. Licensees will not sell, scrap or otherwise dispose of any materials held for use under this Agreement without Licensor's prior written consent. All documentation and other tangible materials that contain or embody Confidential Information will be returned or destroyed, as directed by the owner thereof.

                     (ii) Licensees will be permitted to use the Licensed Technology solely as contemplated by this Agreement to fulfill any continuing obligations under SECTION 5.3(b)(III).

                     (iii) Any termination of this Agreement, however effected, will not release any Party from its obligations or duties under this Agreement with respect to any Product purchase order issued prior to termination hereof.

                     (iv) Each of the Parties shall execute any documentation reasonably requested by another Party to document the ownership of Improvements consistent with
                            SECTION 3.2.

                     (v) Subject to the underlying rights of Licensor in and to the Technology and Licensed Technology and obligations of each Licensee to use the Licensed Technology solely as permitted in Section 2.1 as well as subject to its obligation of confidentiality as set forth in ARTICLE IV, the owners of Jointly-Owned Technology shall be free to use and otherwise commercially exploit such Jointly-Owned Technology without accounting to the other joint owner(s).

                                   ARTICLE VI
                       REPRESENTATIONS AND INDEMNIFICATION

         SECTION 6.1 REPRESENTATIONS.

              (a) Each Licensee represents that it has the requisite skills and facilities to perform its obligations under this Agreement.

              (b) Licensees will comply with the United States Foreign Corrupt Practices Act in connection with all actions under this Agreement. Without limiting the generality of the foregoing, each Licensee and its employees and agents will not offer, pay, promise to pay, give or promise to give any money or anything of value, directly or through third parties, to any governmental official, political party, political official, candidate for political office or to any person, while knowing or having reason to know that all or a portion of such money or thing of value will be offered, paid, given or promised, directly or indirectly, for purposes of influencing any act or decision of the foregoing or inducing the foregoing to use his, her or its influence with a government or instrumentality thereof to affect or influence any act or decision of such government or instrumentality. Except for directors appointed by a Licensee's equity holder that is controlled by any Chinese township or governmental agency or division, and except for such other person that a Licensee may be required to employee under the laws of China, each Licensee represents and warrants that none of its officers, directors or employees is an official or employee of a government or of any governmental agency or instrumentality and that it will not employ any such individual during the term of this Agreement.

              (c) Each Party represents that: (i) the execution and delivery by it of this Agreement and the performance by it of its obligations hereunder have been duly authorized by all requisite corporate action and will not violate (A) any provision of any law or regulation applicable to it, (B) any of its constituent documents, or (C) any provision of any indenture, agreement or other instrument to which it or any of its subsidiaries or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of its properties or assets.

         SECTION 6.2 INDEMNIFICATION BY LICENSEES. Each Licensee will, jointly and severally, protect, indemnify, defend and hold harmless Licensor and the directors, officers, employees, agents, professional representatives and successors of Licensor, from and against any and all liabilities, damages, claims, demands, assessments, penalties, fines, judgements, awards, settlements, taxes, costs, fees and other expenses of any kind (including reasonable attorneys' fees) (collectively, "DAMAGES") incurred or sustained by them in connection with any action, suit, claim or proceeding (whether civil or criminal, at law or in equity) arising out of or related to (A) the breach by a Licensee or any of its representatives of any covenant, agreement or obligation contained in this Agreement and (B) the inaccuracy or breach of any representation or warranty of a Licensee contained in this Agreement.

         SECTION 6.3 INDEMNIFICATION BY LICENSOR. Licensor will protect, indemnify, defend and hold harmless each Licensee and the directors, officers, employees, agents, professional representatives and successors of Licensees, from and against any and all Damages incurred or sustained by them in connection with any action, suit, claim or proceeding (whether civil or criminal, at law or in equity) arising out of or related to
(a) the breach by Licensor or any of its representatives of any covenant, agreement or obligation contained in this Agreement and (b) the inaccuracy or breach of any representation or warranty of Licensor contained in this Agreement.

         SECTION 6.4 LIMITATION ON INDEMNITY. Notwithstanding SECTION 6.2 and
SECTION 6.3, no Party will be required to indemnify a Person for any Damages caused by the gross negligence or willful misconduct of the Person seeking to be indemnified.

         SECTION 6.5 INDEMNIFICATION PROCEDURES.

              (a) A Party obligated to indemnify a Person hereunder will be referred to as an "INDEMNIFYING PERSON," and the Person entitled to indemnification under this Agreement will be referred to as a "BENEFICIARY."

              (b) Promptly after receipt by a Beneficiary of notice of any claim or the commencement of any action, or upon discovery of any facts that a Beneficiary believes may give rise to a claim for indemnification from an Indemnifying Person hereunder, such Beneficiary will, if a claim in respect thereof is to be made against an Indemnifying Person under
                     SECTION 6.2 or SECTION 6.3, notify such Indemnifying Person in writing in reasonable detail of the claim or the commencement of such action.

              (c) If any such claim will be asserted or brought against an Indemnifying Person, such Beneficiary will, if a claim in respect thereof is to be made against the Indemnifying Person under SECTION 6.2 or SECTION 6.3, notify the Indemnifying Person in writing of the commencement thereof; but the failure so to notify the Indemnifying Person (i) will not relieve it from liability hereunder unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the Indemnifying Person of substantial rights and defenses and (ii) will not, in any event, relieve the Indemnifying Person from any obligations to any Beneficiary other than the indemnification obligation provided above. The Indemnifying Person will be entitled to appoint counsel of the Indemnifying Person's choice at the Indemnifying Person's expense to represent the Beneficiary in any action for which indemnification is sought (in which case the Indemnifying Person will not thereafter be responsible for the fees and expenses of any separate counsel retained by the Beneficiary or parties except as set forth below); provided, however, that such counsel will be reasonably satisfactory to the Beneficiary. Notwithstanding the Indemnifying Person's election to appoint counsel to represent the Beneficiary in an action, the Beneficiary will have the right to employ separate counsel (including local counsel), and the Indemnifying Person will bear the reasonable fees, costs and expenses of such separate counsel if (1) the use of counsel chosen by the Indemnifying Person to represent the Beneficiary would present such counsel with a conflict of interest, (2) the actual or potential defendants in, or targets of, any such action include both the Beneficiary and the Indemnifying Person and the Beneficiary has reasonably concluded that there may be legal defenses available to it, which are different from or additional to those available to the Indemnifying Person, (3) the Indemnifying Person has not employed counsel reasonably satisfactory to the Beneficiary to represent the Beneficiary within a reasonable time after notice of the institution of such action or (4) the Indemnifying Person authorizes the Beneficiary to employ separate counsel at the expense of the Indemnifying Person. An Indemnifying Person will not, without the prior written consent of the Beneficiaries, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the Beneficiaries are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each Beneficiary from all liability arising out of such claim, action, suit or proceeding. The indemnity provided herein will survive the execution, delivery, performance and termination of this Agreement. The parties agree to render to each other such assistance as may be reasonably requested in order to insure the proper and adequate defense of any such claim or proceeding.

         SECTION 6.6 DISCLAIMER OF WARRANTY. LICENSOR AND LICENSEES EXPRESSLY DISCLAIM ANY AND ALL REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, IN CONNECTION WITH THE TECHNOLOGY, CONFIDENTIAL INFORMATION AND LICENSED TECHNOLOGY, INCLUDING WITHOUT LIMITATION, ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. ALL MATERIALS AND INFORMATION PROVIDED HEREUNDER ARE PROVIDED "AS IS" AND "WITH ALL FAULTS." TO THE FULLEST EXTENT PERMITTED BY LAW, IN NO EVENT SHALL LICENSOR BE LIABLE TO LICENSEE OR ANY OTHER PERSON FOR ANY CLAIM, LOSS OR DAMAGE OF ANY KIND ARISING OUT OF OR IN CONNECTION WITH THE DEFICIENCY OR INADEQUACY OF THE LICENSED TECHNOLOGY FOR ANY PURPOSE WHETHER OR NOT KNOWN OR DISCLOSED TO LICENSEE.

         SECTION 6.7 LIMITATION OF LIABILITY. TO THE FULLEST EXTENT PERMITTED BY LAW, IN NO EVENT SHALL LICENSOR BE LIABLE TO LICENSEES OR ANY OTHER PERSON FOR ANY LOSS OF PROFITS, SALES, BUSINESS, DATA OR ANY OTHER INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, PUNITIVE OR SIMILAR DAMAGES IRRESPECTIVE OF WHETHER LICENSOR HAS BEEN INFORMED OF, KNEW OF, OR SHOULD HAVE KNOWN OF THE LIKELIHOOD OF SUCH DAMAGES. THIS LIMITATION APPLIES TO ALL CAUSES OF ACTION INDIVIDUALLY AND IN THE AGGREGATE, INCLUDING, WITHOUT LIMITATION, THOSE BASED IN BREACH OF CONTRACT, BREACH OF WARRANTY, NEGLIGENCE, STRICT LIABILITY, MISREPRESENTATION, AND OTHER TORTS.

                                  ARTICLE VII
                           RELATIONSHIP OF THE PARTIES

         The relationship between Licensor and Licensees hereunder is intended to be that of licensor and licensees. Nothing contained herein should be construed so as to constitute the Parties as partners or joint venturers, nor any Party as the employee or agent of the other, nor the employees or agents of any Party as employees or agents of the other. No Party will have any express or implied right or authority to assume or create any obligation on behalf of or in the name of the other Party or to bind the other Party to any contract, agreement or undertaking with any third party.

                                  ARTICLE VIII
                                  MISCELLANEOUS

         SECTION 8.1 NOTICES. All notices required or permitted hereunder will be in writing and will be deemed effectively given: (a) upon personal delivery to the Party to be notified, (b) when sent by confirmed telex, facsimile or e-mail if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, to a domestic address, (d) ten (10) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, to an international address,
(e) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt, to a domestic address or (f) three (3) days after deposit with an internationally recognized overnight courier, specifying next day delivery, with written verification of receipt, to an international address. All communications will be addressed as follows:

         If to Licensor:                Technical Consumer Products, Inc.
                                        300 Lena Drive
                                        Aurora, Ohio 44202
                                        Attention:  Matthew G. Lyon
                                        (o):  (303) 995-6111
                                        (f):  (303) 995-6188
                                        E-mail:  matt@springlamp.com

         If to Licensees:               No. 61 Kai Jiang Road, East
                                        Si Jing
                                        Song Jiang
                                        Shanghai 201601, China
                                        Attention:  Solomon Yan
                                        (o):  86-21-5761-9050
                                        (f): 86-21-5762-0726
                                        E-mail: solomon@online.sh.cn

or to such other address as the Party to receive notice may designate by notice given as provided herein.

         SECTION 8.2 ASSIGNMENT. Neither this Agreement nor any interest herein is assignable by a Licensee (whether through assigning this Agreement or through a change of control of such Party) without the prior written consent of Licensor and neither this Agreement nor any interest herein is assignable by Licensor (whether through assigning this Agreement or through a change of control of such Party) without the prior written consent of the other Parties, except that, without such consent, Licensor may assign this Agreement (i) to any direct or indirect subsidiary of Licensor, or (ii) as security for money borrowed so long as any assignment upon foreclosure by the secured party is in compliance with this SECTION 8.2. Subject to the preceding sentence, this Agreement will be binding upon and will inure to the benefit of the respective successors and assigns of the Party.

         SECTION 8.3 GOVERNING LAW. Except as specifically provided otherwise, this Agreement will be governed by, and interpreted in accordance with, the laws of the State of Ohio without giving effect to its principles of conflicts of laws. If any of the provisions of this Agreement are finally determined to be illegal or unenforceable under the laws of the State of Ohio, then the Parties will use their best efforts to reform such provision(s) to give effect to the fullest extent possible to the Parties' intentions and to take such other actions as may be necessary or desirable in connection therewith.

         SECTION 8.4 ARBITRATION.

              (a) Except as specifically provided otherwise, all disputes arising in connection with this Agreement will be finally settled under the Rules of Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with the Rules. The arbitration will be conducted in the English language. The seat of the arbitration will be the Singapore International Arbitration Centre in Singapore (the "SIAC").

              (b) Except as otherwise set forth herein, the arbitration will be conducted by three arbitrators. The Party initiating the arbitration (the "CLAIMANT") will appoint its arbitrator in its request for arbitration (the "REQUEST"). The other Party (the "RESPONDENT") will appoint its arbitrator within thirty (30) days of receipt of the Request and will notify the Claimant of such appointment in writing. If the Respondent fails to appoint an arbitrator within such thirty-day period, the SIAC will appoint an arbitrator on its behalf in accordance with the rules of the SIAC. Otherwise, the two arbitrators appointed by the Parties will appoint a third arbitrator within thirty (30) days after the Respondent has notified the Claimant of the appointment of the Respondent's arbitrator. When the arbitrators appointed by the Claimant and the Respondent have appointed a third arbitrator and the third arbitrator has accepted the appointment, the two arbitrators will promptly notify the Parties of the appointment of the third arbitrator. If the two arbitrators appointed by the Parties fail or are unable so to appoint a third arbitrator or so to notify the Parties, or if the Parties agree to use a sole arbitrator, then the appointment of the third arbitrator or the sole arbitrator, as the case may be, will be made by the SIAC, which will promptly notify the Parties of such appointment. The third arbitrator will act as chair of any three-arbitrator panel.

              (c) The arbitral award will be in writing and, unless the Parties agree otherwise, will state the reasons upon which it is based. The award will be final and binding on the Parties. The award may include an award of costs, including reasonable attorneys' fees and disbursements. Judgment upon the award may be entered by any court having jurisdiction thereof or having jurisdiction over the parties or their assets. Nothing contained in this SECTION 8.4 will prevent or be construed to prevent either Party from seeking a temporary restraining order or a preliminary or permanent injunction or any other form of interim, provisional or equitable relief in any court of competent jurisdiction.

              (d) By execution and delivery of this Agreement, each Party accepts and consents to the jurisdiction of the aforesaid arbitration panel and, solely for purpose of the enforcement of an arbitral award under this SECTION 8.4, to the jurisdiction of any court of competent jurisdiction, for itself and in respect of its property, and waives in respect of both itself and its property any defense it may have as to or based on sovereign immunity, jurisdiction, improper venue or inconvenient forum. Each Party hereby irrevocably consents to the service of any process or other papers by the use of any of the methods and to the addresses set for the giving of notices in SECTION 8.1. Nothing herein will affect the right of any Party to serve such process or papers in any other manner permitted by law.

              (e) Each of the Parties hereto acknowledges that, in view of the uniqueness of the transactions contemplated by this Agreement, a material breach or material failure to comply with such Party's obligations under this Agreement to the other Parties hereto would cause irreparable harm to such other Parties and such other Parties would not have an adequate remedy at law for money damages. Therefore, each of the Parties hereto agrees that the Parties hereto are entitled to seek specific performance and/or injunctive relief without the posting of bond or other security in addition to any other remedy to which it may be entitled hereunder or at law or in equity, in any court of competent jurisdiction against any such breach or noncompliance. All remedies provided for herein are cumulative, and, except as provided otherwise in this Agreement, the exercise of any particular remedy does not limit or preclude the exercise of any other available remedy.

         SECTION 8.5 WAIVER. No waiver of any right under this Agreement will be binding unless agreed to in writing by the waiving Party, and a waiver as to any breach or failure to perform will not constitute a waiver as to future performance.

         SECTION 8.6 AMENDMENTS. This Agreement cannot be changed or amended in whole or in part except by a writing signed by all of the Parties hereto.

         SECTION 8.7 FORCE MAJEURE. If the performance of this Agreement or of any obligation hereunder is prevented, restricted, or interfered with as a result of:

              (a) fire, explosion, breakdown of machinery, plant failure, strike, lockout, labor dispute, casualty or accident, lack or failure in whole or in part of transportation facilities, epidemic, land slides, lightening, earthquakes, cyclone, flood, drought, lack or failure in whole or in part of sources of supply or labor, raw materials or power; or

              (b) war, revolution, civil commotion, acts of public enemies, blockades or embargo; or

              (c) any law, order, proclamation, regulation, ordinance, demand or requirement of any government or any subdivision, authority or representative of any such government; or

              (d) any other act whatsoever, whether similar or dissimilar to those enumerated, beyond the reasonable control of a Party hereto;

then the Party so affected, upon giving prompt written notice to the other Parties, will be temporarily excused from such performance to the extent of such prevention, restriction or interference; provided that the Party so affected uses its reasonably best efforts to avoid or remove such cause of non-performance and will make up, continue and complete full performance hereunder with the utmost dispatch whenever such cause is removed; provided, further, that the settlement of strikes, lockouts or other labor disputes will be entirely within the discretion of the Party having the difficulty, and that the above requirement that any force majeure be remedied by the exercise of reasonable best efforts will not require the settlement of strikes or lockouts by acceding to the demands of the opposing Party when such course is unavoidable in the discretion of the Party having the difficulty.

         SECTION 8.8 SEVERABILITY. The illegality, invalidity or unenforceability of any part of this Agreement does not affect the legality, validity or enforceability of the remainder of this Agreement.

         SECTION 8.9 HEADINGS. The descriptive headings used in this Agreement are for convenience only and will be disregarded in interpreting it.

         SECTION 8.10 COUNTERPARTS AND FACSIMILE. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which taken together will constitute but one and the same instrument. Transmission of facsimile copies of an executed counterpart of a signature page of this Agreement will have the same effect as delivery of the manually executed counterpart of this Agreement.

         SECTION 8.11 TRANSLATION. This Agreement has been executed in the English language. For the convenience of the Parties, one or more Chinese translations of this Agreement may be prepared. Notwithstanding the preparation or existence of any such Chinese translations, the English language version of this Agreement will be controlling.

                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, each Party has caused this Agreement to be executed by its duly authorized officer or officers as of the date first above written.

                                        LICENSOR:
                                        --------

                                        TECHNICAL CONSUMER PRODUCTS, INC.



                                        By:  /s/ Ellis Yan
                                             ---------------------------------
                                        Name:
                                        Title:
                                        Nationality:

                                        LICENSEES

                                        SHANGHAI ZHEN XIN ELECTRONIC
                                        ENGINEERING CO., LTD.



                                        By:    /s/ Yan Zhen Yuan
                                             ----------------------------------
                                        Name:          Yan Zhen Yuan
                                        Title:         Chairman of the Board


                                        SHANGHAI JENSING ELECTRON
                                        ELECTRICAL EQUIPMENT CO., LTD.



                                        By:   /s/ Xiang Yong Fan
                                             ----------------------------------
                                        Name:          Xiang Yong Fan
                                        Title:         Chairman of the Board
                                        Nationality:   Chinese